Exhibit 99.1

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS
CASE NUMBER:	11-37790
JUDGE:	DOUGLAS O. TICE

UNITED STATES BANKRUPTCY COURT

EASTERN DISTRICT OF VIRGINIA

RICHMOND DIVISION

MONTHLY OPERATING REPORT

MONTH ENDING: DECEMBER 12, 2011 TO DECEMBER 31, 2011

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-6) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ LEWIS M. BRUBAKER, JR.	SVP & CHIEF FINANCIAL OFFICER
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	TITLE

LEWIS M. BRUBAKER, JR.	JANUARY 31, 2012
PRINTED NAME OF RESPONSIBLE PARTY	DATE

PREPARER:

/s/ DONNA P. YENNEY	FINANCIAL REPORTING MANAGER
ORIGINAL SIGNATURE OF PREPARER	TITLE

DONNA P. YENNEY	JANUARY 31, 2012
PRINTED NAME OF PREPARER	DATE

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 1
CASE NUMBER:	11-37790

BALANCE SHEET

(Amount in thousands)

12/31/11
Cash	$60
Inventories	18,782
Receivables	1,929
Prepaid expenses	468
Deferred income taxes	794

Total current assets	22,033

Property, plant and equipment	44,292
Accumulated depreciation	(25,271)

Property, plant and equipment, net	19,021

Other assets	7,741

Total Assets	$48,795

Accounts payable	$1,080
Bank overdrafts	693
Accrued expenses (1)	13,191
Income taxes payable	490
Note payable - DIP credit facility	5,957
Mortgage note payable - current portion	88
Deferred revenue (2)	2,609

Total current liabilities	24,108

Deferred rent (3)	3,885
Deferred income taxes	794
Mortgage note payable	2,264

Total liabilities not subject to compromise	31,051

Liabilities subject to compromise	22,051

Total Liabilities	53,102

Common stock	98
Additional paid-in capital	46,791
Accumulated deficit	(51,196)

Total Stockholders’ Equity	(4,307)

Total Liabilities and Stockholders’ Equity	$48,795

(1)	Accrued expenses includes the following items

* Product protection warranties, customer deposits and credit memo pending amounts include pre- and post-petition balances, which the Company may pay at its discretion pursuant to the Order Pursuant to 11 U.S.C. §§ 105(a), 363, 506, 507(a), 553, 1107(a), and 1108 and Bankruptcy Rules 6003 and 6004(h) Authorizing Continuation of Certain Customer Programs and Practices and Granting Related Relief authorizing continuation of certain customer programs and practices.

* Health insurance and workers compensation insurance reserves which includes pre- and post-petition balances, which the Company may pay pursuant to the Order Pursuant to 11 U.S.C. §§ 105(a), 363(b), 507(a), 541, 1107(a), 1108 and Bankruptcy Rule 6003 Authorizing Debtor to Pay Prepetition Wages, Compensation, and Other Employee Benefits and to Continue Compensation and Employee Benefit Programs as Appropriate allowing the Company to continue to pay prepetition wages, compensation and employee benefit programs as appropriate.

(2)	Deferred revenue includes unearned amounts for up-front contract incentives, deferred gain on sale of a building and booked sales not delivered (“SND”).
(3)	Deferred rent represents the accrual of the lease liability under GAAP accounting rules which requires companies to straight-line the total lease payments over the life of the lease and compare that amount to the actual rent payments.

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 2
CASE NUMBER:	11-37790

INCOME STATEMENT

(Amount in thousands)

12/12/11 - 12/31/11

Net sales	$6,125
Cost of sales	4,300

Gross profit	1,825

Selling, general and administrative	3,880
Loss from disposal of property and equipment from closed locations (1)	194

Total operating expenses	4,074

Loss from operations	(2,249)

Interest expense	(25)
Other income, net	26

Total non-operating income	1

Loss before income taxes	(2,248)
Income tax expense	13

Net loss	$(2,261)

(1)	Loss from write-off of leasehold improvements and HVAC equipment from stores already in process of closing at the time of the Chapter 11 filing on December 12, 2011.

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 3
CASE NUMBER:	11-37790

CASH RECEIPTS AND DISBURSEMENTS

(Amount in thousands)

12/12/11 - 12/31/11
Cash flows from operating activities:
Net loss	$(2,261)
Adjustments to reconcile net loss to cash provided by (used in) operating activities:
Depreciation and amortization	185
Gain on disposal of property and equipment	(3)
Loss from disposal of property and equipment from closed locations	194
Equity in earnings of investee	(15)
Change in operating assets and liabilities:
Accounts receivable	(480)
Inventories	1,370
Prepaid expenses	144
Other assets	(412)
Deferred revenue	(651)
Accounts payable	1,151
Accrued expenses	(1,417)
Accrued income taxes	17

Net cash used in operating activities	(2,178)

Cash flows from investing activities:
Additions to property, plant and equipment	(14)
Proceeds from disposals of property, plant and equipment	—

Net cash used in investing activities	(14)

Cash flows from financing activities:
Bank overdrafts	584
Proceeds from DIP credit facility	6,549
Payments of DIP credit facility	(4,948)
Payments of mortgage payable	—

Net cash provided by financing activities	2,185

Net decrease in cash and cash equivalents	(7)

Cash and cash equivalents at beginning of period	67

Cash and cash equivalents at end of period	$60

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 4
CASE NUMBER:	11-37790

ACCOUNTS RECEIVABLE AGING			SCHEDULE AMOUNT	MONTH 12/31/11	MONTH	MONTH
1.	0-30			1,451,537
2.	31-60			83,649
3.	61-90			176,445
4.	91+			299,791

5.	TOTAL ACCOUNTS RECEIVABLE			2,011,421
6.	ALLOWANCE FOR DOUBTFUL ACCOUNTS			(83,305)

7.	ACCOUNTS RECEIVABLE (NET)			1,928,116

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	As of December 31, 2011

TAXES PAYABLE		0-30 DAYS	31-60 DAYS	61-90 DAYS	91+ DAYS	TOTAL
1.	FEDERAL					—
2.	STATE	326,553				326,553
3.	LOCAL	33,991				33,991
4.	OTHER (SEE APPENDIX A)	267,607				267,607

5.	TOTAL TAXES PAYABLE	628,151	—	—	—	628,151

6.	ACCOUNTS PAYABLE	1,080,251				1,080,251

STATUS OF POSTPETITION TAXES				MONTH:	12/12/11 - 12/31/11

			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ 0R ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL
1.	WITHHOLDING**			86,936	(86,936)
2.	FICA-EMPLOYEE**			54,609	(54,609)
3.	FICA-EMPLOYER**			73,763	(73,763)
4.	UNEMPLOYMENT			319	(319)
5.	INCOME
6.	OTHER (ATTACH LIST)

7.	TOTAL FEDERAL TAXES		—	215,626	(215,626)	—

STATE AND LOCAL
8.	WITHHOLDING			29,033	(29,033)
9.	SALES			326,553		326,553
10.	EXCISE
11.	UNEMPLOYMENT			5,719	(5,719)
12.	REAL PROPERTY			5,551		5,551
13.	PERSONAL PROPERTY			28,440		28,440
14.	OTHER (SEE APPENDIX A)		204,439	91,330	(28,163)	267,607

15.	TOTAL STATE & LOCAL		204,439	486,626	(62,915)	628,151

16.	TOTAL TAXES		204,439	702,253	(278,541)	628,151

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

CASE NAME:	ROOMSTORE, INC.	APPENDIX A
CASE NUMBER:	11-37790

AGING OF POSTPETITION TAXES AND PAYABLES				MONTH:	As of December 31, 2011

		0-30	31-60	61-90	91+
OTHER TAXES PAYABLE		DAYS	DAYS	DAYS	DAYS	TOTAL
1.	STATE INCOME TAXES
2.	STATE FRANCHISE TAXES	217,754				217,754
3.	REAL ESTATE TAXES (PASSED THROUGH BY LANDLORD)	49,853				49,853
4.	OTHER

5.	TOTAL OTHER TAXES	267,607	—	—	—	267,607

STATUS OF POSTPETITION TAXES				MONTH:	12/12/11 - 12/31/11

OTHER TAXES PAYABLE			BEGINNING TAX LIABILITY*	AMOUNT WITHHELD AND/ OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
1.	STATE INCOME TAXES
2.	STATE FRANCHISE TAXES (1)		204,439	13,314		217,754
3.	REAL ESTATE TAXES (PASSED THROUGH BY LANDLORD)
4.	OTHER			78,016	(28,163)	49,853

5.	TOTAL TAXES		204,439	91,330	(28,163)	267,607

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.
(1)	Franchise taxes for the fiscal year ending 02/29/12 are considered “postpetition” for Texas as those amounts are not payable until the tax return is filed in May 2014.

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 5
CASE NUMBER:	11-37790

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

		MONTH:	As of December 31, 2011
BANK RECONCILIATIONS

		Account #1	Account #2	Account #3
A.	BANK:	SEE APPENDIX B
B.	ACCOUNT NUMBER:				TOTAL
C.	PURPOSE (TYPE):
1.	BALANCE PER BANK STATEMENT
2.	ADD: TOTAL DEPOSITS NOT CREDITED
3.	SUBTRACT: OUTSTANDING CHECKS
4.	OTHER RECONCILING ITEMS
5.	MONTH END BALANCE PER BOOKS				(685,355)
6.	NUMBER OF LAST CHECK WRITTEN

INVESTMENT ACCOUNTS

BANK, ACCOUNT NAME & NUMBER		DATE OF PURCHASE	TYPE OF INSTRUMENT	PURCHASE PRICE	CURRENT VALUE
7.
8.	NONE
9.
10.
11.	TOTAL INVESTMENTS

CASH

12.	CURRENCY ON HAND				52,582

13.	CASH OVERDRAFTS				692,707

14.	TOTAL CASH - END OF MONTH				59,934

CASE NAME:	ROOMSTORE, INC.	APPENDIX B
CASE NUMBER:	11-37790

Bank	Account Name	Bank Acct #	Bank Balance	+ Adjmts/ InTransit	- Outstanding Chks	+/-Other Items	GL Balance	Last Chk #
Wells Fargo Bank N.A.	Store Depositories (72 subs below)	******5406	—	114,839.91	—	(1,354.88)	113,485.03
The Columbia Bank (Hagerstown Trust)	Store Depository (#8220)	*****7015	425.00	3,999.08	—	—	4,424.08
JPMorgan Chase Bank N.A.	Store Depository (#1499)	*******5688	876.92	2,051.04	—	—	2,927.96
Wells Fargo Bank N.A.	Concentration	******5331	60,764.63	—	—	—	60,764.63
Wells Fargo Bank N.A.	Operating	******5349	24,202.61	—	—	—	24,202.61
Wells Fargo Bank N.A.	Controlled Disbursement	******7627	—	—	(891,159.04)	—	(891,159.04)	50548
Wells Fargo Bank N.A.	Payroll	******5356	—	—	—	—	—

Account Name	Bank Acct #	Bank Bal.	Adjmts/InTransit	-Outstanding Chks	+/-Other Items	GL Balance
Store Depository (#199)	******5061	—	3,011.30	—	—	3,011.30
Store Depository (#399)	******5087	—	4,629.38	—	—	4,629.38
Store Depository (#499)	******5095	—	1,189.65	—	—	1,189.65
Store Depository (#799)	******5111	—	303.01	—	—	303.01
Store Depository (#899)	******5129	—	1,624.21	—	—	1,624.21
Store Depository (#999)	******5137	—	3,950.27	—	—	3,950.27
Store Depository (#1099)	******5145	—	1,467.04	—	—	1,467.04
Store Depository (#1158)	******5756	—	0.00	—	(1,354.88)	—
Store Depository (#1299)	******5152	—	259.01	—	—	259.01
Store Depository (#1599)	******5160	—	82.44	—	—	82.44
Store Depository (#1899)	******5178	—	6,306.73	—	—	6,306.73
Store Depository (#2099)	******5186	—	764.09	—	—	764.09
Store Depository (#2120)	******5533	—	2,290.81	—	—	2,290.81
Store Depository (#2220)	******5509	—	1,100.00	—	—	1,100.00
Store Depository (#2299)	******5194	—	4,054.75	—	—	4,054.75
Store Depository (#2420)	******5335	—	3,199.29	—	—	3,199.29
Store Depository (#2526)	******5202	—	3,949.45	—	—	3,949.45
Store Depository (#2530)	******5400	—	3,326.93	—	—	3,326.93
Store Depository (#2726)	******5210	—	324.78	—	—	324.78
Store Depository (#2820)	******5376	—	100.01	—	—	100.01
Store Depository (#3099)	******5228	—	1,574.26	—	—	1,574.26
Store Depository (#3199)	******5236	—	1,546.22	—	—	1,546.22
Store Depository (#3299)	******5244	—	1,038.77	—	—	1,038.77
Store Depository (#3399)	******0872	—	821.73	—	—	821.73
Store Depository (#3420)	******5582	—	1,693.12	—	—	1,693.12
Store Depository (#3499)	******0880	—	2,621.70	—	—	2,621.70
Store Depository (#4030)	******5434	—	408.00	—	—	408.00
Store Depository (#4230)	******5574	—	761.69	—	—	761.69
Store Depository (#4320)	******5517	—	220.50	—	—	220.50
Store Depository (#4420)	******5731	—	0.00	—	—	—
Store Depository (#4530)	******5566	—	688.21	—	—	688.21
Store Depository (#4720)	******5350	—	2,684.43	—	—	2,684.43
Store Depository (#5320)	******5459	—	123.80	—	—	123.80
Store Depository (#5520)	******5673	—	1,781.07	—	—	1,781.07
Store Depository (#5620)	******5343	—	132.40	—	—	132.40
Store Depository (#5920)	******5392	—	6,283.22	—	—	6,283.22
Store Depository (#6168)	******5251	—	760.27	—	—	760.27
Store Depository (#6220)	******5632	—	794.97	—	—	794.97
Store Depository (#6268)	******5269	—	2,373.49	—	—	2,373.49
Store Depository (#6320)	******5368	—	0.00	—	—	—
Store Depository (#6368)	******5277	—	2,067.82	—	—	2,067.82
Store Depository (#6430)	******5616	—	1,559.70	—	—	1,559.70
Store Depository (#6468)	******5285	—	0.00	—	—	—
Store Depository (#6568)	******5293	—	4,315.29	—	—	4,315.29
Store Depository (#6668)	******5301	—	1,636.58	—	—	1,636.58
Store Depository (#6720)	******5491	—	2,462.24	—	—	2,462.24
Store Depository (#6920)	******5442	—	594.97	—	—	594.97
Store Depository (#7120)	******5525	—	687.77	—	—	687.77
Store Depository (#7320)	******5418	—	2,493.42	—	—	2,493.42
Store Depository (#7530)	******5558	—	4,028.72	—	—	4,028.72
Store Depository (#7720)	******5590	—	500.01	—	—	500.01
Store Depository (#7830)	******5541	—	6,492.79	—	—	6,492.79
Store Depository (#7920)	******5624	—	158.97	—	—	158.97
Store Depository (#8120)	******5665	—	287.47	—	—	287.47
Store Depository (#8530)	******5475	—	692.21	—	—	692.21
Store Depository (#8630)	******5467	—	1,237.48	—	—	1,237.48
Store Depository (#8730)	******5707	—	0.00	—	—	—
Store Depository (#9550)	******5640	—	1,554.42	—	—	1,554.42
Store Depository (#9615)	******5657	—	360.26	—	—	360.26
Store Depository (#9673)	******5699	—	2,533.27	—	—	2,533.27
Store Depository (#9674)	******5715	—	775.75	—	—	775.75
Store Depository (#9685)	******5483	—	5,103.36	—	—	5,103.36
Store Depository (#9745)	******5426	—	4,323.90	—	—	4,323.90
Store Depository (#9750)	******5608	—	2,732.51	—	—	2,732.51

		—	114,839.91	—	(1,354.88)	114,839.91

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 6
CASE NUMBER:	11-37790

MONTH: 12/12/11 - 12/31/11

PAYMENTS TO INSIDERS AND PROFESSIONALS

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

INSIDERS

	NAME	TYPE OF PAYMENT	AMOUNT PAID	TOTAL PAID TO DATE
1.
2.
3.
4.
5.
6.	TOTAL PAYMENTS TO INSIDERS (1)

PROFESSIONALS

	NAME	DATE OF COURT ORDER AUTHORIZING PAYMENT	AMOUNT APPROVED	AMOUNT PAID	TOTAL PAID TO DATE	TOTAL INCURRED & UNPAID *
1.	FTI Consulting, Inc.					$76,266
2.	Lowenstein Sandler PC					202,000
3.	Kaplan Voekler Cunningham & Frank, PLC					47,849
4.	Alvarez & Marsal North America, LLC					17,985
5.	Hunton & Williams LLP					56,438

6.	TOTAL PAYMENTS TO PROFESSIONALS					$400,538

*	INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	NAME OF CREDITOR	SCHEDULED MONTHLY PAYMENTS DUE	AMOUNTS PAID DURING MONTH	TOTAL UNPAID POSTPETITION
1.	Leases (2)	$1,562,451	$872,573	$689,878
2.	DIP Credit Facility (3)		4,948,083	5,956,575
3.	GE Commercial Finance (mortgage on retail store location)			2,352,020
4.	Adequate Protection Payments for Utilities		225,000
5.

6.	TOTAL	$1,562,451	$6,045,656	$8,998,473

(1)	Other than salary, fees and benefit payments made in the ordinary course of business and reimbursements for business expenses, no payments have been made to insiders during the reporting period.
(2)	The lease line item consists of rent, CAM, real estate taxes, etc. payable to landlords for the leased locations.
(3)	The amounts paid during the month under the DIP facility represent the amounts swept from the debtor’s bank account to repay amounts owed under the facility.

CASE NAME:	ROOMSTORE, INC.	ACCRUAL BASIS - 7
CASE NUMBER:	11-37790

MONTH: As of December 31, 2011

QUESTIONNAIRE

		YES	NO
1.	HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?		X
2.	HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?		X
3.	ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED PARTIES?	X
4.	HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?	X
5.	HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?	X
6.	ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?		X
7.	ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?		X
8.	ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?		X
9.	ARE ANY OTHER POSTPETITION TAXES PAST DUE?		X
10.	ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?	X
11.	HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?	X
12.	ARE ANY WAGE PAYMENTS PAST DUE?		X

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “YES,” PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

(3).	Intercompany transactions in the ordinary course of business have given rise to postpetition receivables.
(4).	Payments on prepetion liabilities have been made pursuant to First Day Motions filed with the Court.
(5).	The Debtor entered into a debtor-in-possesion revolving credit facility with its existing lender, Wells Fargo.
(10).	Rent for the stub period (12/12/11 - 12/31/11) for certain store locations where the Debtor is currently conducting going out of business sales has not been paid based on the court decision in Circuit City and section 365(d) of the Bankruptcy Code.
(11).	Pursuant to First Day Motions filed with the Court, the debtor has paid prepetition sales and payroll taxes.

INSURANCE

		YES	NO
1.	ARE WORKER’S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY INSURANCE COVERAGES IN EFFECT?	X
2.	ARE ALL PREMIUM PAYMENTS PAID CURRENT?		X
3.	PLEASE ITEMIZE POLICIES BELOW.

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS “NO,” OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW.

As of December 31, 2011, a premium payment for two insurance policies had not yet been paid but payments were made in January 2012.

INSTALLMENT PAYMENTS

TYPE OF POLICY	CARRIER	PERIOD COVERED	PAYMENT AMOUNT & FREQUENCY
Automobile	Travelers	06/01/11 to 06/01/12	$107,821 paid in monthly installments (varying amounts)
Crime	Zurich American	06/01/11 to 06/01/12	$4,750 paid at inception
Directors & Officers	National Union	06/01/11 to 06/01/12	$18,718 paid at inception
Fiduciary	Continental Casualty	01/20/10 to 01/20/12	$5,632 paid annually
Foreign, AL, GL and WC	ACE	06/01/11 to 06/01/12	$2,000 paid at inception
General Liability	Travelers	06/01/11 to 06/01/12	$137,439 paid in monthly installments (varying amounts)
Motor Cargo	Hanover Insurance Company	06/15/11 to 06/15/12	$6,000 paid at inception
Ocean Cargo	ACE	06/01/11 to 06/01/12	$21,300 paid at inception
Property	Travelers	06/01/11 to 06/01/12	$221,747 paid in monthly installments (varying amounts)
Umbrella	Travelers	06/01/11 to 06/01/12	$65,609 paid in monthly installments (varying amounts)
UST — Pollution Liability	American Safety Insurance	12/14/11 to 12/14/13	$2,560 paid at inception
Workers Compensation	Sentry	06/01/11 to 06/01/12	$226,255 paid in monthly installments (varying amounts)